UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

November 1, 2016

Date of Report (Date of earliest event reported)

KapStone Paper and Packaging Corporation

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-33494	20-2699372
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1101 Skokie Boulevard, Suite 300 Northbrook, Illinois 60062
(Address of principal executive offices)

(847) 239-8800

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02                                           Results of Operations and Financial Condition.

On November 1, 2016, KapStone Paper and Packaging Corporation (“KapStone”) issued a press release announcing third quarter 2016 financial results. A copy of the press release is attached hereto as Exhibit 99.1. In addition, a copy of KapStone’s 2016 Third Quarter Financial Review slides which will be used for the conference call on November 2, 2016 is attached hereto as Exhibit 99.2.

Item 7.01                                           Regulation FD Disclosure

On November 2, 2016, the management of KapStone will participate in a conference call discussing KapStone’s financial results for the quarter ended September 30, 2016. A copy of a presentation entitled “2016 Third Quarter Financial Review” to be used in the conference call is attached as Exhibit 99.2 to this report.

Item 9.01                                           Financial Statements and Exhibits

(d)                                 Exhibits

The following exhibits are being furnished herewith.  The exhibits attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall the exhibits be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

Exhibit No.	Description
Exhibit 99.1	Press release dated November 1, 2016, announcing third quarter 2016 financial results

Exhibit 99.2	2016 Third Quarter Financial Review slides of KapStone Paper and Packaging Corporation, dated November 1, 2016

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 1, 2016

KAPSTONE PAPER AND PACKAGING CORPORATION

	By:	/s/ Andrea K. Tarbox
	Name:	Andrea K. Tarbox
	Title:	Vice President and Chief Financial Officer